UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2012

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Half Day Road, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On Auugst 1, 2012 the Company filed a Restated Certificate of Incorporation (the “Restatement”) with the Delaware Secretary of State. The Company’s Board of Directors approved the Restatement on July 26, 2012. The Restatement only restates and integrates and does not further amend the provisions of the Company’s certificate of incorporation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

3.1(i)	Restated Certificate of Incorporation of Zebra Technologies Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: August 6, 2012	By:	/s/ Jim L. Kaput
/s/ Jim L. Kaput
SVP, General Counsel and Secretary